SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549




                         FORM 8-K

                      CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




 DATE OF REPORT (Date of earliest event reported):
August 5, 1997



           AMERICAN GENERAL FINANCE CORPORATION
  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Indiana                          1-6155                            35-0416090
(STATE OR OTHER    (COMMISSION FILE    (IRS EMPLOYER
JURISDICTION OF       NUMBER)                    IDENTIFICATION
INCORPORATION)                                             NUMBER)


       601 N.W. Second Street, Evansville, IN  47708
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)




Registrant's telephone number, including area code:
(812) 424-8031

Item 5.    Other Events.

 On August 5, 1997, American General Finance Corporation
(the "Company") established a program for the issuance from time to time of up to $1,000,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series E (the "Notes"). Any such issuance will be under the Company's previously filed Registration Statement on Form S-3 (Registration No. 333-28925), as amended by a Pre-effective Amendment No. 1 on July 1 , 1997 (the "Registration Statement") and the related Prospectus dated July 2, 1997 and Prospectus Supplement dated August 5, 1997.


Item 7.    Financial Statements, Pro Forma Financial
               Information and Exhibits.

 (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration
      Statement:

      Exhibit
      Number                           Description


  1(a)        Form of Distribution Agreement (American
                General Securities Incorporated) relating to the Notes.

  1(b)        Form of Distribution Agreement
                (Unaffiliated Agents) relating to the
                Notes.

  4(a)        Resolutions establishing the terms of the
                Notes, certified by an Assistant Secretary of the Company.

  4(b)        Form of Fixed Rate Medium-Term Note, Series
                E (Book-Entry).

  4(c)        Form of Floating Rate Medium-Term Note,
                Series E (Book-Entry).

  5            Opinion of Baker & Daniels, special counsel
                for the Company, as to the legality of the Notes.

  8            Opinion of Baker & Daniels, special counsel
                for the Company, as to certain federal tax matters.
                         SIGNATURE


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               AMERICAN GENERAL FINANCE
                               CORPORATION



Dated:  August 5, 1997    By:  /s/GEORGE W. SCHMIDT
                                         George W. Schmidt
                                         Controller and Assistant
                                         Secretary

                       EXHIBIT INDEX



Exhibit
Number                    Description

1(a)    Form of Distribution Agreement (American General
          Securities Incorporated)
          relating to the Notes.

1(b)    Form of Distribution Agreement (Unaffiliated
          Agents)
          relating to the Notes.

4(a)    Resolutions establishing the terms of the Notes,
          certified
          by an Assistant Secretary of the Company.

4(b)    Form of Fixed Rate Medium-Term Note, Series E
          (Book-Entry).

4(c)    Form of Floating Rate Medium-Term Note, Series E
          (Book-Entry).

5        Opinion of Baker & Daniels, special counsel for the
          Company, as to the legality of the Notes.

8        Opinion of Baker & Daniels, special counsel for the
          Company, as to certain federal tax matters.